                                                                   EXHIBIT 10.23

                IN THE UNITED STATES PATENT AND TRADEMARK OFFICE
                ------------------------------------------------
             TRADEMARK/SERVICE MARK APPLICATION - PRINCIPAL REGISTER
             -------------------------------------------------------

MARK: CARBONTECH                                        INTERNATIONAL CLASS: 012

Commissioner for Trademarks
P.O. Box 1451
Alexandria, VA 22313-1451

To the Commissioner for Trademarks:

         The applicant, MARKETING WORLDWIDE CORP, a Corporation of the USA, residing at 2212 GRAND COMMERCE DRIVE, HOWELL, MICHIGAN 48855 requests registration of the trademark/service mark shown on the drawing page in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. 1051 at. seq., as amended),

         The applicant, or the applicant's related company or licensee, is using the mark in commerce, and lists below the dates of use by the applicant, or the applicant's related COMPANY, licensee, OR PREDECESSOR IN INTEREST, OF THE MARK ON OR IN CONNECTION WITH THE identified goods and/or services (15 U.S.C. Section 1051(a), as amended).

         International Class 012: ELECTRIC SEAT HEATERS FOR AUTOMOBILES, TRUCKS, BIKES AND OTHER APPLICATIONS, MATERIAL MADE OUT OF CARBON FIBER:

         In International Class 012: the mark was first used at least as early as JANUARY 1, 2006, and first used in commerce at least as early as JANUARY 1, 2006, and is now in use in such commerce. The applicant is submitting or will submit one specimen for each class showing the mark as used in commerce on or in connection with any item in the class of listed goods and/or services.

         The mark is presented in standard character format without claim to any particular font style, size, or color.

         The literal element of the mark consists of CARBONTECH.

         A fee in the amount of $375 will be submitted with the application, representing payment for 1 international class.

Commissioner for Trademarks
P.0. Box 1451
Alexandria, VA 22313-4451


RE: APPLICATION FOR TRADEMARK REGISTRATION OF ("CARBONTECH")

Ladies and Gentlemen:

Please find enclosed for filing one copy of the application form and drawing page, and three (3) specimens for a trademark registration filing. Also enclosed is a check in the amount of $375,00 as the appropriate filing fee.

Should you have any questions about contents of this application or if there are problems with meeting the filing requirements to obtain a filing date on this application, please contact me at 517-540-0045.


Sincerely,



/s/ James Marvin
------------------------------
James Marvin
RE: ("CARBONTECH")
2212 Grand Commerce Drive
Howell, Michigan 48855
517-MO-0045

APPLICANT NAME: MARKETING WORLDWIDE CORP

MARK: CARBONTECH (Standard character format)



                            DECLARATION OF APPLICANT

         The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. ss.ss.1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declare that I am properly authorized to execute this application on behalf of the applicant; I believe I am the owner of the trademark/service mark sought to be registered, or, if the application is being filed under 15 U.S.C. ss.ss.1051(b), I believe I am entitled to use the mark in commerce; to the best of my knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of my own knowledge are true; and that all statements made on information and belief are believed to be true.

         SIGNED THIS 12th DAY OF FEBRUARY, 2006

         at Howell, Michigan.
            ------  --------
            (city)  (state)

                                   BY:  /s/ James Marvin
                                        --------------------------
                                        CFO
                                        MARKETING WORLDWIDE CORP

--------------------------------------------------------------------------------
                       CARBONTECH(TM) SEAT HEATER SYSTEMS
--------------------------------------------------------------------------------





                                [PICTURES HERE]



                          MWW AUTOMOTIVE CARBONTECH(TM)
                       TOP OF THE LINE CARBON FIBER SYSTEM

ADJUST YOUR SEAT HEATER VIA IN-DASH CONTROLS

O        CARBON FIBER HONEY COMB MESH FOR EVEN HEAT DISTRIBUTION
O        BUILT-IN THERMOSTAT FOR CONSISTENT TEMPERATURE CONTROL AND OVERHEAT
         PROTECTION
O        SEPARATE HEATING ELEMENTS FOR SEAT CUSHION AND SEAT BACK
O        RAPID HEAT-UP TIME
O        LIGHTED MULTIPLE POSITION SWITCH FOR OPTIMAL INDIVIDUAL COMFORT


PRODUCT FEATURES

O UNIVERSAL KIT FOR EASY AND MORE FLEXIBLE INSTALLATION. CONTAINS ALL REQUIRED CABLES, SWITCHES AND FUSES.
O        SIZE 26 X 12 INCHES
O        RECTANGULAR OR ROUND SWITCH FOR EASY INSTALLATION
O        OEM APPROVED SYSTEM
O        QS900/IS09001/2 QUALITY STANDARDS
O        COMPLIES WITH FMVSS 302 STANDARDS
O        TUV APPROVED FOR ECM STANDARD 72/245 EM

--------------------------------------------------------------------------------
                       CARBONTECH(TM) SEAT HEATER SYSTEMS
--------------------------------------------------------------------------------

FEATURES
COMPETITIVE ADVANTAGES

O MWW AUTOMOTIVE CARBONTECHTM SEAT HEATER SYSTEMS ARE MADE FROM THE HIGHEST QUALITY CARBON FIBER MATERIAL
O HIGHER DENSITY OF CARBON MESH PRODUCES APPROXIMATELY 7% HIGHER HEATING CAPACITY AND RAMP-UP TIMES OVER OTHER COMPETITORS
O PATENTED SOLUTION OF A TEFLON ENCAPSULATED SIDE CHANNEL FOR ADDED PROTECTION AND DURABILITY
O HEATING ELEMENTS ARE EXTREMELY DURABLE AND RESISTANT AGAINST DAMAGE FROM BENDING AND STRETCHING
O        ENCAPSULATED WATER PROOF RELAY
O UNIVERSAL PAD DIMENSIONS ALLOW EASIER INSTALLATION IN A VAST RANGE OF VEHICLES AND SEAT CONFIGURATIONS
O        LIGHTED SWITCH, HIGH - LOW
O        HARNESS WITH IN-LINE FUSE OR SEPARATE FUSE HOLDER
O        FULL US TECH SUPPORT FOR INSTALLATION APPLICATIONS

--------------------------------------------------------------------------------
                              LIVE CYCLE COMPARISON

         BASIC CARBON FIBER    (STRAIGHT ELECTRODES)        7-8000 TEST CYCLES
         MWW AUTOMOTIVE        (BUNDLED ELECTRODES)         28,000 TEST CYCLES
--------------------------------------------------------------------------------

THE MWW AUTOMOTIVE SEAT HEATER SYSTEM WAS DEVELOPED BY THE COMPANY THAT PIONEERED AND ESTABLISHED THE CARBON FIBER SEAT HEATER SYSTEMS IN THE NORTH AMERICAN MARKET IN COOPERATION WITH A LEADING EUROPEAN MANUFACTURER. THE CARBONTECHTM SEAT HEATER SYSTEM REPRESENTS STATE OF THE ART TECHNOLOGY DEVELOPED AND CONSTANTLY REFINED DURING EIGHT YEARS OF FIELD EXPERIENCE. MWW AUTOMOTIVE INTEGRATED VALUABLE INPUT GATHERED FROM ITS NORTH AMERICAN CUSTOMER BASE INTO THE DEVELOPMENT PROCESS IN AN EFFORT TO CREATE THE MOST ADVANCED, VERSATILE AND RELIABLE CARBON FIBER BASED SEAT HEATER SYSTEM AVAILABLE TODAY.

                                   CARBONTECH



                                   CARBONTECH



                                   CARBONTECH

                  FILING RECEIPT FOR TRADEMARK APPLICATION         Page 01 of 01

                                                                    Mar 11, 2006

This acknowledges receipt on the FILING DATE of the application for registration for the mark identified below. The FILING DATE is contingent upon all filing date requirements being met. Your application will be considered in the order in which it was received. Please review the status of your application every six months from the filing date of your application. You can check the status of your application on-line at http://tarr.uspto.gov/ or by contacting the Trademark Assistance Center at 1-S00-756-9199. Also, documents in the electronic file for pending applications can be viewed and downloaded at http://www.uspto.gov/.


         MARKETING WORLDWIDE CORP
         2212 GRAND COMMERCE DR                                   ATTORNEY
         HOWELL, MI 48855-7320                                REFERENCE NUMBER




--------------------------------------------------------------------------------
             PLEASE REVIEW THE ACCURACY OF THE FILING RECEIPT DATA.
A request for correction to the filing receipt should be submitted within 30 days Such requests may be submitted by mail to: COMMISSIONER FOR TRADEMARKS, P.O. BOX 1451, ALEXANDRIA, VIRGINIA 22313-1451; by fax to 571-273-9913; or by e-mail to tmfiling.receipt@uspto.gov. The USPTO will review the request and make corrections when appropriate.

--------------------------------------------------------------------------------
       SERIAL NUMBER:     76/655715
       FILING DATE:       Feb 27, 2006
       REGISTER:          Principal
       MARK:              CARBONTECH
       MARK TYPE (S) :    Trademark
       DRAWING TYPE:      Standard Character Mark
       FILING BASIS:      Sect. 1(a) (Use in Commerce)

--------------------------------------------------------------------------------
       OWNER: MARKETING WORLDWIDE CORP (UNITED STATES, Corporation)
              2212 GRAND COMMERCE DRIVE
              HOWELL, MICHIGAN 48855


       FOR: ELECTRIC SEAT HEATERS FOR AUTOMIBILES, TRUCKS, BIKES AND OTHER
            APPLICATIONS, MATERIAL MADE OUT OF CARBON FIBER
            INT. CLASS: 012
            FIRST USE: Jan 1, 2006                 USE IN COMMERCE: Jan 1, 2006

               ALL OF THE GOODS/SERVICES IN EACH CLASS ARE LISTED

--------------------------------------------------------------------------------

THANK YOU FOR YOUR REQUEST. HERE ARE THE LATEST RESULTS FROM THE TARR WEB
SERVER.

THIS PAGE WAS GENERATED BY THE TARR SYSTEM ON 2006-03-22 21:14:13 ET

SERIAL NUMBER: 76655715

REGISTRATION NUMBER: (NOT AVAILABLE)

MARK

                  CARBONTECH

(WORDS ONLY): CARBONTECH

STANDARD CHARACTER CLAIM: Yes

CURRENT STATUS: Newly filed application, not yet assigned to an examining attorney.

DATE OF STATUS: 2006-03-02

FILING DATE: 2006-02-27

TRANSFORMED INTO A NATIONAL APPLICATION: No

REGISTRATION DATE: (DATE NOT AVAILABLE)

REGISTER: Principal

LAW OFFICE ASSIGNED: (NOT AVAILABLE)

IF YOU ARE THE APPLICANT OR APPLICANT'S ATTORNEY AND HAVE QUESTIONS ABOUT THIS FILE, PLEASE CONTACT THE TRADEMARK ASSISTANCE CENTER AT
TRADEMARKASSISTANCCCENTER@_USPTO.GOV

CURRENT LOCATION: 011 -Initial Review/Serialization Branch(Mailroom)

DATE IN LOCATION: 2006-03-02

--------------------------------------------------------------------------------
                      LAST APPLICANT(S)/OWNER(S) OF RECORD
--------------------------------------------------------------------------------
1. MARKETING WORLDWIDE CORP

ADDRESS:
MARKETING WORLDWIDE CORP
2212 GRAND COMMERCE DRIVE
HOWELL, MI 48855
United States
LEGAL ENTITY TYPE: Corporation
STATE OR COUNTRY OF INCORPORATION: United States
PHONE NUMBER: 517-540-0045

--------------------------------------------------------------------------------
                             GOODS AND/OR SERVICES
--------------------------------------------------------------------------------


INTERNATIONAL CLASS: 012
ELECTRIC SEAT HEATERS FOR AUTOMOBILES, TRUCKS, BIKES AND OTHER APPLICATIONS, MATERIAL MADE OUT OF CARBON FIBER
FIRST USE DATE: 2006-01-01
FIRST USE IN COMMERCE DATE: 2006-01-01



--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

(NOT AVAILABLE)

--------------------------------------------------------------------------------
                          MADRID PROTOCOL INFORMATION
--------------------------------------------------------------------------------

(NOT AVAILABLE)


--------------------------------------------------------------------------------
                               PROSECUTION HISTORY
--------------------------------------------------------------------------------
2006-03-11 - Application Filing Receipt Mailed

2006-03-07 - New Application Entered In Tram


--------------------------------------------------------------------------------
                           CORRESPONDENCE INFORMATION
--------------------------------------------------------------------------------
CORRESPONDENT
MARKETING WORLDWIDE CORP
2212 GRAND COMMERCE DR
HOWELL, MI 48855-7320


PHONE NUMBER: 517-540-0045
--------------------------------------------------------------------------------